Exhibit 99.1

NEWS RELEASE	For Immediate Release

Media Contacts:	Investor Contact
Shannon Bennett	Eric Rychel
216.910.3664	216.910.3229
shannon.bennett@aleris.com	eric.rychel@aleris.com

Jason Saragian 216.910.3670
jason.saragian@aleris.com

ALERIS INTERNATIONAL, INC. ANNOUNCES PRICING OF

SENIOR SECURED JUNIOR PRIORITY NOTES OFFERING

CLEVELAND, OH – June 8, 2018 – In connection with its previously announced debt refinancing transaction, Aleris International, Inc. (the “Company”), the direct wholly owned subsidiary of Aleris Corporation (“Aleris”), today announced that it priced a private offering of $400 million aggregate principal amount of 10.750% senior secured junior priority notes due 2023 (the “Notes”) at par. The Company intends to use the net proceeds from the sale of the Notes, together with the proceeds of a proposed new senior secured first lien term loan (the “New First Lien Term Loan Facility”) and cash on hand, to (i) redeem all of its currently outstanding 7.875% Senior Notes due 2020 and 9.500% Senior Secured Notes due 2021 (collectively, the “Existing Senior Notes”), (ii) repay a portion of its outstanding borrowings under its existing asset-based revolving credit facility (the “ABL Facility”) and (iii) pay related fees and expenses.

The offering is expected to close on June 25, 2018, subject to customary closing conditions. The closing of the offering of Notes is expected to occur substantially concurrently with, and is conditioned upon, the Company’s entry into the New First Lien Term Loan Facility and a proposed amendment to the ABL Facility. The consummation of the debt refinancing transaction is subject to a number of factors, and we cannot assure you that we will consummate the debt refinancing transaction, including the closing of the offering of Notes, on the terms described, on favorable terms or at all.

The Notes will be guaranteed by Aleris and certain of the Company’s subsidiaries. The Notes and the guarantees will be secured by (i) a second-priority lien on substantially all of the Company’s and the guarantors’ assets (other than the ABL Collateral (as defined below)) including, without limitation, all owned and material U.S. real property, equipment, intellectual property and stock of the Company and the guarantors (other than Aleris) and other subsidiaries (including 100% of the outstanding non - voting stock (if any) and 65% of the outstanding voting stock of certain “first tier” foreign subsidiaries and certain “first tier” foreign subsidiary holding companies), which assets will secure the New First Lien Term Loan Facility on a first priority basis and (ii) a third-priority lien on all of the Company’s and the guarantors’ (other than Aleris) inventory, accounts receivable, deposit accounts and related assets (subject to certain exceptions), which assets secure the ABL Facility on a first priority basis and will secure the New First Lien Term Loan Facility on a second priority basis (the “ABL Collateral”), in each case excluding certain assets and subject to permitted liens.

The Notes will be offered in a private offering exempt from the registration requirements of the United States Securities Act of 1933, as amended (the “Securities Act”). The Notes will be offered and sold only to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A and to certain persons outside the United States pursuant to Regulation S, each under the Securities Act.

The Notes have not been and will not be registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and other applicable securities laws.

This press release is for informational purposes only and is not an offer to sell nor the solicitation of an offer to purchase securities and shall not constitute an offer, solicitation or sale in any state or jurisdiction in which, or to any person to whom such an offer, solicitation or sale would be unlawful. Any offer of the Notes will be made only by means of a private offering memorandum.

This press release does not constitute a notice of redemption under the Existing Senior Notes indentures, or an offer to tender for, or purchase, any of the Existing Senior Notes or any other security.

About Aleris

Aleris is a privately held, global leader in aluminum rolled products production. Headquartered in Cleveland, Ohio, Aleris operates 13 production facilities in North America, Europe and Asia.

Forward-Looking Statements

Certain statements contained in this press release are “forward-looking statements” within the meaning of the federal securities laws. Statements about our beliefs and expectations and statements containing the words “may,” “could,” “would,” “should,” “will,” “believe,” “expect,” “anticipate,” “plan,” “estimate,” “target,” “project,” “look forward to,” “intend” and similar expressions intended to connote future events and circumstances constitute forward-looking statements. Forward-looking statements include statements regarding the expected consummation of the debt refinancing transaction, including the closing of the offering of Notes, and plans, projections and estimates regarding the use of proceeds from the offering of Notes and borrowings under the New First Lien Term Loan Facility. In addition, forward-looking statements include statements about, among other things, future costs and prices of commodities, production volumes, industry trends, anticipated cost savings, anticipated benefits from new products, facilities, acquisitions or divestitures, projected results of operations, achievement of production efficiencies, capacity expansions, future prices and demand for our products and estimated cash flows and sufficiency of cash flows to fund operations, capital expenditures and debt service obligations, as well as statements regarding trade cases, tariffs and other future governmental actions. Forward-looking statements involve known and unknown risks and uncertainties, which could cause actual results to differ materially from those contained in or implied by any forward-looking statement. Important factors that could cause actual results to differ materially from the forward-looking statements include, but are not limited to, the following: (1) our ability to successfully implement our business strategy; (2) the success of past and future acquisitions or divestitures; (3) the cyclical nature of the aluminum industry, material adverse changes in the aluminum industry or our end-uses, such as global and regional supply and demand conditions for aluminum and aluminum products, and changes in our customers’ industries; (4) increases in the cost, or limited availability, of raw materials and energy; (5) our ability to enter into effective metal, energy and other commodity derivatives or arrangements with customers to manage effectively our exposure to commodity price fluctuations and changes in the pricing of metals, especially London Metal Exchange-based aluminum prices; (6) our ability to generate sufficient cash flows to fund our operations and capital expenditure requirements and to meet our debt obligations; (7) competitor pricing activity, competition of aluminum with alternative materials and the general impact of competition in the industry end-uses we serve; (8) our ability to retain the services of certain members of our management; (9) the loss of order volumes from any of our largest customers; (10) our ability to retain customers, a substantial number of whom do not have long-term contractual arrangements with us; (11) risks of investing in and conducting operations on a global basis, including political, social, economic, currency and regulatory factors; (12) variability in general economic or political conditions on a global or regional basis; (13) current environmental liabilities and the cost of compliance with and liabilities under health and safety laws; (14) labor relations (i.e., disruptions, strikes or work stoppages) and labor costs; (15) our internal controls over financial reporting and our disclosure controls and procedures may not prevent all possible errors that could occur; (16) our levels of indebtedness and debt service obligations, including changes in our credit ratings, material increases in our cost of borrowing or the failure of financial institutions to fulfill their commitments to us under committed facilities; (17) our ability to access credit or capital markets; (18) the possibility that we may incur additional indebtedness in the future; (19) limitations on operating our business and incurring additional indebtedness as a result of covenant restrictions under our indebtedness, and our ability to pay amounts due under our outstanding indebtedness; and (20) other factors discussed in our filings with the Securities and Exchange Commission, including the sections entitled “Risk Factors” contained therein. Investors, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. We undertake no obligation to publicly update or revise any forward-looking statements, whether in response to new information, futures events or otherwise, except as otherwise required by law.